SUPPLEMENT DATED MAY 31, 2019

FIRST INVESTORS EQUITY FUNDS PROSPECTUS, SUMMARY PROSPECTUSES AND STATEMENT OF
ADDITIONAL INFORMATION DATED JANUARY 31, 2019

FIRST INVESTORS INCOME FUNDS PROSECTUS, SUMMARY PROSPECTUSES AND STATEMENT OF
ADDITIONAL INFORMATION DATED JANUARY 31, 2019

FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS, SUMMARY PROSPECTUSES AND STATEMENT
OF ADDITIONAL INFORMATION DATED MAY 1, 2019
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Effective on or about June 14, 2019 the issued and outstanding Class B shares of each Fund will convert to Class A shares without the imposition of any front-end or deferred sales load, fees or other charges. If you are a shareholder of Class B shares on that date, your Class B shares will automatically convert to Class A shares on the basis of their relative net asset value per share.  This conversion is not expected to be a taxable event for shareholders and the aggregate tax basis of your Class A shares will be the same as the aggregate tax basis of the Class B shares being converted.  You should consult your tax adviser for any tax-related questions you may have. Any applicable Contingent Deferred Sales Charges (CDSC) will not be applied on Class B share redemptions effective as of May 31, 2019.
Following the conversion of the Funds’ Class B shares, Class B shares will be terminated.  Accordingly, on or about June 14, 2019, all references to Class B shares in the Prospectuses, Summary Prospectuses and Statement of Additional Information are hereby deleted.

Please contact Client Relations at 1-800-423-4026 for further information and assistance.

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Please Retain this Supplement for Future Reference

IET519